                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 8, 2004
                                                          ------------

                                WATER CHEF, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          0-30544                86-0515678
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

    1007 Glen Cove Avenue, Glen Head, New York                     11545
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (516) 656-0059
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
            ---------------------------------------

            On June 8, 2004,  Water  Chef,  Inc.,  a Delaware  corporation  (the
"Company")  issued  a  press  release   announcing  the  results  of  a  special
stockholder  meeting  held by the  Company on June 5, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.      Exhibits
            -----------      --------

            99.1             Press Release dated June 8, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WATER CHEF, INC.

Dated: June 9, 2004                        By: /s/ David Conway
                                               ----------------------------
                                           Name:  David Conway
                                           Title: President and Chief Executive
                                                  Officer